UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Avenue, N.W., Suite 450N,		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
6.500% Non-Cumulative Preferred Stock, Series H	AGM.PRH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

Base Salary Increases

On March 5, 2026, the Human Capital and Compensation Committee (“Committee”) of the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) approved the following changes to the annual base salaries of the officers named below, to be effective retroactively to January 1, 2026:

•Zachary N. Carpenter, President – Chief Operating Officer: increase from $575,000 per year to $650,000 per year.

•Marc J. Crady, Senior Vice President – Chief Credit Officer: increase from $425,000 per year to $435,000 per year.

Grants of Stock Appreciation Rights

On March 5, 2026 (“Grant Date”), the Committee approved grants of stock appreciation rights (“SARs”), as set forth below, to the following officers of Farmer Mac under Farmer Mac’s Amended and Restated 2008 Omnibus Incentive Plan (“2008 Plan”).

Name	Number of SARs Granted
Zachary N. Carpenter	2,778
Matthew M. Pullins	2,631
Marc J. Crady	1,227

Each SAR granted represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C non-voting common stock (each, a “Share”) over the grant price on the applicable date of exercise. Any amount received upon exercise of SARs is payable in Shares. In accordance with a policy adopted by the Board (“Equity Grant Policy”), the grant price for the SARs listed above is the closing price of a Share on the New York Stock Exchange (“NYSE”) on the Grant Date, resulting in a grant price of $162.15 per share for the SARs listed above. These SARs are scheduled to vest in three equal annual installments on each of March 31, 2027, March 31, 2028, and March 31, 2029, and their expiration date is March 5, 2036 (“Expiration Date”), which is the tenth anniversary of the Grant Date.
For the SARs awarded on the Grant Date, upon a participant’s termination of employment for death or disability (as defined in the 2008 Plan), all unvested SARs will automatically vest and become exercisable and vested SARs will remain exercisable for one year or until the Expiration Date, whichever is earlier. Upon a participant’s termination of employment for retirement, all unvested SARs will continue to vest as scheduled and vested SARs will remain exercisable for five years or until the Expiration Date, whichever is earlier. For these purposes, “retirement” is defined as the termination of employment without “cause” (as defined in the 2008 Plan, in Farmer Mac’s Amended and Restated Executive Officer Severance Plan, or in a participant’s employment agreement (if any), as applicable) after attaining age 55 and a combined age and years of employment at Farmer Mac of at least 65. Upon a participant’s termination of employment for any reason other than death, disability, retirement, or for cause, all unvested SARs will be cancelled immediately and vested SARs will remain exercisable for one year or until the Expiration Date, whichever is earlier. Upon a participant’s termination for cause, any unexercised SARs, whether vested or unvested, will be cancelled immediately.
Under the Equity Grant Policy, the number of SARs awarded as equity-based compensation is based on a target long-term incentive value approved by the Committee for an individual divided by the Black-Scholes value as of the date that is seven calendar days before the date of grant based on assumptions consistent with the assumptions used by Farmer Mac for determining stock-based compensation expense under the Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718.
The 2008 Plan was previously filed as Exhibit 10.2 to Farmer Mac’s Quarterly Report on Form 10-Q filed on August 9, 2018. The current form of award agreement for SARs awarded under the 2008 Plan on the Grant Date was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on April 3, 2015. Both of those Exhibits are incorporated in this report by reference.

Grants of Restricted Stock Units

On the Grant Date, the Committee also approved grants of restricted stock units of Farmer Mac’s Class C non-voting common stock (“RSUs”) to the following officers and directors of Farmer Mac under the 2008 Plan:

Officers
Name	Number of Restricted Stock Units Granted (Time-Based Vesting)	Target Number of Restricted Stock Units Granted (Performance-Based Vesting)
Bradford T. Nordholm	8,835	0
Zachary N. Carpenter	1,398	699
Matthew M. Pullins	1,323	662
Marc J. Crady	618	309

Directors
Name	Number of Restricted Stock Units Granted (Time-Based Vesting)
Richard H. Davidson	471
James R. Engebretsen	471
Sara L. Faivre	471
Amy H. Gales	471
Mitchell A. Johnson	471
Lowell L. Junkins	471
Eric T. McKissack	471
Jeffrey L. Plagge	471
Kevin G. Riel	471
Robert G. Sexton	471
Daniel L. Shaw	471
Charles A Stones	471
Todd P. Ware	471
LaJuana S. Wilcher	471

Each RSU represents the contingent right to receive, upon vesting of the unit, one Share.
The RSUs listed above granted to directors are scheduled to vest in full on March 31, 2027 or proportionately to the date of any director’s death, disability, or cessation of service on the Board without cause, including due to removal or replacement as a director by the President of the United States.
All RSUs listed above granted to the officers as time-based vesting awards except with respect to Mr. Nordholm are scheduled to vest in three equal annual installments on each of March 31, 2027, March 31, 2028, and March 31, 2029. Mr. Nordholm’s time-based vesting award of RSUs (“Mr. Nordholm’s RSU Grant”) has a vesting date of March 31, 2027, and was granted in accordance with the terms and conditions of the Second Amendment to Amended Employment Agreement between Mr. Nordholm and Farmer Mac, which was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on September 30, 2025, and is incorporated in this report by reference.
For all officer RSU grants except Mr. Nordholm’s RSU Grant, upon an officer’s termination of employment for any reason other than death, disability, or retirement, unvested RSUs will be cancelled immediately. Upon an officer’s death or disability, unvested RSUs will vest immediately. Upon retirement, unvested RSUs will continue to vest as scheduled. For these purposes, retirement has the same meaning used in the SARs award agreements described above. Mr. Nordholm’s RSU Grant award agreement does not include the retirement vesting provision. If Mr. Nordholm terminates his employment with Farmer Mac by mutual agreement before March 31, 2027, or employment is terminated due to death or disability, then a pro rata portion of the RSUs shall vest based on the number of days Mr. Nordholm was employed by Farmer Mac after March 31, 2026 through the date of termination of employment by mutual agreement or death or disability.

The RSUs listed above granted to the officers as performance-based vesting awards represent the target number of performance-based RSUs granted under the 2008 Plan and as specified in the related award agreement. The performance-based RSUs will be eligible to vest on March 31, 2029 based on performance objectives related to “Earnings before Credit,” subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2026 through December 31, 2028 (“Performance Period”). “Earnings before Credit” is defined as core earnings (a non-GAAP financial measure reported by Farmer Mac and as described in its Form 10-K and Form 10-Q filings with the SEC), excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of real estate owned (“REO”) property.
The “gatekeepers” for the performance-based RSUs require the Committee to determine that during the Performance Period: (1) Farmer Mac maintained compliance with all applicable regulatory capital requirements; and (2) Farmer Mac achieved (a) a three-year average ratio of net charge-offs to the average balance of total outstanding on- and off-balance sheet loans, guarantees, and commitments, including any subordinated or non-guaranteed tranches of securitized assets but excluding any assets held in Farmer Mac’s liquidity investment portfolio (“Net Outstanding Business Volume”) less than 0.20%, and (b) a three-year average percentage of nonaccrual loans and accruing loans at least 90 days past due to regulatory capital of less than 35%. For purposes of performing these calculations, “net charge-offs” is defined as charge-offs to Farmer Mac’s allowance for losses net of actual recoveries plus any writedowns on REO properties and any gains or losses realized upon disposition of REO properties. Average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter.
If at the end of the Performance Period the Committee determines that Farmer Mac has satisfied the above-listed “gatekeepers,” the performance-based RSUs will be eligible to vest on March 31, 2029, in an amount determined by the Committee for each officer between 0% and 200% of the target number of RSUs granted to that officer, based on Farmer Mac’s 3-year cumulative Earnings before Credit during the Performance Period. Performance at the target 3-year cumulative Earnings before Credit of $736.2 million will earn 100% of the target number of RSUs granted. Performance at a 3-year cumulative Earnings before Credit of $629.9 million is required for vesting of any performance-based RSUs and will earn the threshold level of 50% of the target number of RSUs granted. Performance at or above 3-year cumulative Earnings before Credit of $853.9 million will earn the maximum award of 200% of the target number of RSUs granted. Performance between the threshold 3-year cumulative Earnings before Credit and the target 3-year cumulative Earnings before Credit will earn RSUs in an interpolated amount between 50% and 100% of the target number of RSUs granted. Performance between the target 3‑year cumulative Earnings before Credit and 3-year cumulative Earnings before Credit of $853.9 million will earn RSUs in an interpolated amount between 100% and 200% of the target number of RSUs granted.
Under the Equity Grant Policy, the number of RSUs awarded as equity-based compensation is based on a target long-term incentive value approved by the Committee for an individual divided by the average closing price of a Share on NYSE over the previous 30 calendar days ending seven calendar days before the date of grant.
The form of award agreement for the performance-based vesting RSUs listed above awarded to officers under the 2008 Plan on the Grant Date was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on

Form 8-K filed on March 10, 2020 and is incorporated in this report by reference. The form of award agreement for time-based vesting RSUs awarded to officers under the 2008 Plan on the Grant Date was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on March 8, 2021 and is incorporated in this report by reference. The form of award agreement for RSUs awarded to directors under the 2008 Plan on the Grant Date was previously filed as Exhibit 10.2 to Farmer Mac’s Current Report on Form 8-K filed on March 8, 2021 and is incorporated in this report by reference.

Vesting of Special Grant of Incentive Equity Award to CEO Granted in 2023

On March 9, 2023, pursuant to the First Amendment to Amended Employment Agreement, dated September 28, 2022, previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed October 4, 2022, and incorporated in this report by reference, the Committee granted to Mr. Nordholm a one-time incentive equity award with a target amount of 15,000 performance-based RSUs. This award was designed to retain Mr. Nordholm as Farmer Mac’s President and Chief Executive Officer, as well as to promote the achievement of specified performance goals. The award agreement for this special grant set a vesting date of March 31, 2026, and the number of Shares that will vest on that date within a range between 0% and 200% of the 15,000 RSU target amount depending on Farmer Mac’s 3-year average core earnings return on common equity (as defined in the award agreement) and Farmer Mac’s relative total stockholder return performance compared to the companies in the Standard & Poor’s 500 Diversified Financials Index during the performance period of January 1, 2023 through December 31, 2025. On March 5, 2026, the Committee determined that actual achievement for the two applicable performance metrics equaled 164% and that Mr. Nordholm will vest in 24,600 Shares on March 31, 2026.

Vesting of Other Performance-Based RSUs Granted in 2023

On March 5, 2026, the Committee reviewed the “gatekeeper” and performance metrics applicable to the performance-based RSUs awarded to officers in March 2023. The vesting of those awards was contingent on the achievement of performance objectives related to 3‑year cumulative Earnings before Credit, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2023 through December 31, 2025, as described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 15, 2023. The Committee determined that the specified gatekeeper metrics were satisfied and that Farmer Mac's 3-year cumulative Earnings before Credit was $562.9 million as of December 31, 2025. That level of 3-year cumulative Earnings before Credit exceeded the maximum 200% of target award of $520.0 million. After applying that performance level to the target number of RSUs awarded in 2023, the chart below shows the actual number of Shares from these awards that will vest on March 31, 2026:

Name	Target Number of Performance-Vested RSUs Granted in 2023	Performance Level Achieved for 3-Year Performance Period	Actual Number of Shares to Vest on March 31, 2026
Bradford T. Nordholm	2,174	200%	4,348
Zachary N. Carpenter	725	200%	1,450
Stephen P. Mullery	544	200%	1,088
Marc J. Crady	317	200%	634

Awards of Performance-Based Cash Bonuses

On March 5, 2026, the Committee approved the payment of cash bonuses to the five officers shown below. Except for Mr. Pullins who received a fixed cash bonus of $275,000 as a part of his initial compensation package, these cash bonuses were performance-based and calculated based on targets for Farmer Mac’s core earnings, total revenues, outstanding business volume, and asset quality, as well as the Committee’s evaluation of the achievement of Farmer Mac’s strategic objectives and the leadership demonstrated by each applicable individual and as a group for the period from January 1, 2025 through December 31, 2025.

Name	Cash Bonus Awarded
Bradford T. Nordholm	$1,397,967.20
Zachary N. Carpenter	$622,484.63
Matthew M. Pullins	$275,000.00
Stephen P. Mullery	$296,991.80
Marc J. Crady	$252,500.00

All of the equity and cash compensation awards to officers described above are subject to Farmer Mac’s Compensation Recovery Policy, which was last amended by the Board in August 2023, and was previously filed as Exhibit 97.1 to Farmer Mac’s Annual Report on Form 10-K filed on February 23, 2024, and is incorporated in this report by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

104    Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Geraldine I. Hayhurst
Name: Geraldine I. Hayhurst
Title: Executive Vice President – Chief Legal Officer

Dated: March 11, 2026